EXHIBIT 10(b)(2)(ii)

                        1990 Stock Option Incentive Plan





                                GROW GROUP, INC.

                        1990 STOCK OPTION INCENTIVE PLAN

                      (as amended through August 18, 1994)

1.   Purposes of the Plan and Types of Options

     (a) The purposes of this Stock Option Incentive Plan (the "Plan") of Grow Group, Inc., a New York corporation (the "Corporation"), are (i) to make available shares of the Common Stock, par value $.10 per share (the "Common Stock"), of the Corporation for purchase on favorable terms by such key employees (including officers) of the Corporation or its subsidiaries as the Board of Directors of the Corporation (the"Board"), or a committee thereof constituted for the purpose (the "Committee") may from time to time determine, and thus to promote the interests of the Corporation by attracting and retaining key employees of outstanding ability by enabling such personnel to participate in the long-term growth and financial success of the Corporation, and (ii) to attract and retain the services of experienced and knowledgeable non-employee directors ("Outside Directors") of the Corporation for the benefit of the Corporation and its shareholders and to provide an additional incentive for such Outside Directors to continue to work for the best interests of the Corporation and its shareholders through continuing ownership of its Common Stock.

     (b) Stock options granted under the Plan may be of two types, incentive stock options ("Incentive Stock Options") and non-qualified stock options. It is intended that Incentive Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 as now in effect or as later amended (the "Code") and shall be subject to the tax treatment described in Section 421 of the Code.

2.   Stock Subject to the Plan

     Subject to the provisions of Article 11, the total number of shares of Common Stock which may be subject to options under the Plan shall not exceed 500,000, whether authorized but unissued shares, or shares which shall have been purchased or acquired by the Corporation for this or any other purpose. Such shares are from time to time to be allotted for option and sale to the participants in accordance with the Plan. In the event any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for





any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

3.   Administration of the Plan

     (a) The Plan shall be administered by the Committee which shall be com-posed of not less than three members of the Board. No one may be a member of the Committee who is not a "disinterested person" within the meaning of the regulations of the Securities and Exchange Commission. Outside Directors may be members of the Committee. References hereinafter to determinations by the Committee shall be deemed determinations by the Board of Directors.

     (b) Subject to the provisions of Article 4 hereof respecting options granted to Outside Directors, the Committee shall determine, within the limits of the express provisions of the Plan, the individuals to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option, the duration of each option, the option price under each option, the time or times within which (during the term of the option) all or portions of each option may be exercised, whether to accelerate the time or times when options may be exercised, the form of payment of the option exercise price, whether to subject the exercise of all or any portion of an option to the fulfillment of any contingencies (to be specified in the option agreement) and to determine whether such contingencies have been met, the amount (if any) necessary to satisfy the Corporation's obligation to withhold taxes or other amounts in connection with the grant, exercise or disposition of an option or disposition of the shares acquired pursuant to the exercise of an option, and, with the consent of the optionee, whether to cancel or modify an option, provided the option as modified would be permitted to be granted under the Plan on the date of such modification.

     (c) The Committee, in its sole discretion, shall determine whether and to what extent options under the Plan shall be designated as Incentive Stock Options.

     (d) Subject to the express provisions of the Plan, the Committee may interpret the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; determine the terms and provisions of the respective option agreements (which need not be identical); and make all other determinations necessary or advisable for the administration of the Plan.

     (e) In making its determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion shall deem relevant.

     (f) Each individual to whom an option is granted shall enter into a written agreement with the Corporation, dated the date the option is granted, setting forth the terms and conditions of the option granted to him, which agreement shall contain such terms and conditions, not inconsistent with the Plan, as the Committee shall approve.







     (g)  The determination of the Committee on the matters referred to in this
Article 3 shall be conclusive.

4.   Eligibility

     (a) Subject to the provisions of paragraph (b) of this Article 4, options may be granted only to persons who are key employees (which term shall be deemed to include officers) of the Corporation or of any subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code (such subsidiary corporation being hereinafter called a "Subsidiary"). An employee who has been granted an option or options at any time may be granted an additional option or options at a later time or times if the Committee shall so determine.

     (b) Each individual who becomes an Outside Director shall on the date of his initial election to the Board of Directors be granted an option to purchase 10,000 shares of Common Stock at a price equal to 100% of the fair market value of the Common Stock on such date determined in accordance with the provisions of
Article 5, but in no event at less than the book value of such shares determined in accordance with the provisions of Article 5. No Outside Director to whom an option has been granted shall be eligible to receive additional options under this Plan and Outside Directors are not eligible for Incentive Stock Options. Except as otherwise expressly provided herein, the options granted to Outside Directors shall be subject to the same terms and conditions as options granted to employees, except that clauses (a) through (c) of Article 9 and Article 12 shall not apply in any event.

     (c) The aggregate fair market value (determined at the time the option is granted) of the shares as to which Incentive Stock Options may be granted under the Plan or any other plan of the Corporation (or any parent corporation or subsidiary corporation within the meaning of Section 424(e) and (f) of the Code) which are exercisable for the first time by such employee during any calendar year shall not exceed $100,000. If an option granted under the Plan exceeds such limitation, such option, to the extent of such excess, shall be a separate non-qualified option.

     (d) In addition, the maximum number of shares of Common Stock subject to options that may be granted to any individual in any calendar year is 200,000.

5.   Option Price

     The price at which shares of the Common Stock may be purchased pursuant to options granted under the Plan shall be not less than 100% of the fair market value of the Common Stock on the date an option is granted. If an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Corporation (or any parent or subsidiary corporation within the meaning of Section 424(e) or (f) of the Code) and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the option price shall be no less than 110% of the fair market value of the Common Stock on the date the option is granted. The fair market value of the Common Stock on any day shall be the mean between the highest and the lowest quoted selling prices of the Common Stock on such day as reported by the New






York Stock Exchange. If no sale shall have been made on that day, or if the Common Stock is not listed on the New York Stock Exchange at that time, fair market value will be determined by the Committee. However, with respect to Incentive Stock Options, fair market value may be computed in any manner required or permitted by the Code and the regulations promulgated thereunder. The date on which the Committee approves the granting of an option shall be considered the date on which such option is granted. Notwithstanding the foregoing, no option may be granted at an option price that is less than the book value per share of the Common Stock as determined from the balance sheet of the Corporation as of the end of the quarter immediately preceding the date of grant (unaudited for the first three quarters of the fiscal year and audited for the last quarter).

6.   Term of Each Option

     The term of each option, other than an option granted to an Outside Director, shall be for such period as the Committee shall determine, but not more than ten years and one month from the date of the granting thereof, or such shorter period as is prescribed in Articles 9 and 12 hereof, provided that an option intended to qualify as an Incentive Stock Option shall have a term of not more than ten years, and further provided that if an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Corporation (or any parent or subsidiary corporation within the meaning of Section 424(e) and (f) of the Code) and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the term of such option shall be no more than five years. The term of each option granted to an Outside Director shall be ten years, or such shorter period as is prescribed in Article 9 hereof.

7.   Exercise of Options

     (a) An option shall become exercisable on such terms and at such times as the Committee shall determine; provided, however, subject to the provisions of Articles 9 and 10, options granted to Outside Directors shall become exercisable in each of the six years commencing two years after the date of grant of the option to the extent of one-sixth of the number of shares originally subject to the option. An option holder purchasing less than the number of shares available to him in any year under the option may purchase any such unpurchased shares in any subsequent year of the option term. The option shall not be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by and purchasable under the option if less than 100 shares). The option may not be exercised in respect of a fraction of a share.

     (b) The purchase price of the shares as to which an option shall be exercised shall be paid in full at the time of exercise by one or more of the following methods, as determined by the Committee: (i) in cash or by certified check, (ii) by transferring to the Corporation previously acquired shares of the Common Stock having an aggregate fair market value equal to the aggregate option exercise price of all options being exercised and/or (iii) by transferring to the Corporation previously acquired shares of the Common Stock having an aggregate fair market value less than the aggregate option exercise price of all






options being exercised and cash or certified check for the balance of the aggregate option exercise price of all options being exercised. The fair market value of the shares so transferred to the Corporation shall be determined in accordance with the methods described in Article 5, but as of the date of exercise of the option. In addition, the Corporation may withhold cash and/or shares of Common Stock or require the optionee to pay to the Corporation, in cash or by certified check, promptly upon demand, the amount which the Committee determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes and other amounts. The Corporation shall not be required to deliver certificates for such shares until such payments have been made.

8.   Non-Transferability of Options

     Except as provided in Article 9, no option may be exercised at any time unless the holder thereof is then an employee of the Corporation or of a Subsidiary, an Outside Director or a Director Emeritus (as that term is defined in paragraph (g) of Article 9), as the case may be. No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of the holder thereof, only by him or by his guardian or legal representative.

9.   Termination of Employment or Service on the Board of Directors

     (a) In the event that the employment of an employee to whom an option has been granted under the Plan shall be terminated (otherwise than by reason of death, disability or retirement), such option may, subject to the provisions of
Article 12 hereof, be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three months after such termination but not thereafter, and in no event after the date on which, except for such termination of employment, the option would otherwise expire.

     (b) In the event that the employment of an employee to whom an option has been granted under the Plan shall be terminated by disability or retirement (as those terms are defined in paragraph (g) of this Article 9), the remaining unexercised portion of the option may be exercised by the employee (notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of termination) at any time within twelve months after such termination but not thereafter (except that an optionee holding an Incentive Stock Option cannot exercise such option more than three months after termination of his employment unless he was disabled within the meaning of Section 22(e)(3) of the Code), and in no event after the date on which, except for such termination of employment, the option would otherwise expire.

     (c) If an employee to whom an option has been granted under the Plan shall die while he is employed by the Corporation or a Subsidiary or during the period following termination of employment in which the employee had a right to exercise the option under paragraph (a) or (b) of this Article 9, such option may be exercised (i) in the case of death while employed, as to all or any part of the remaining unexercised portion of the option, notwithstanding that the option had not yet become exercisable with respect to all or a part of such






shares at the date of death, or (ii) in the case of death after termination of employment, to the extent that the employee was entitled to do so at the date of his death giving effect to the provisions of paragraphs (a) and (b) of this
Article 9, in either case by a legatee or legatees of such option under the employee's last will, or by his personal representatives or distributees, at any time within such period, not exceeding twelve months after his death, as shall be prescribed in the option agreement, but in no event after the date on which, except for such death, the option would otherwise expire.

     (d) In the event that an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board of Directors, otherwise than by reason of death or disability (as that term is defined in paragraph (g) of this Article 9), without being designated as a Director Emeritus (as that term is defined in paragraph (g) of this Article 9), or if a Director Emeritus shall cease to retain such status (otherwise than by reason of death or disability), such option may be exercised (to the extent that the Outside Director or the Director Emeritus was entitled to do so at the time of cessation of service or termination of status) at any time within three months after such cessation of service or termination of status but not thereafter, and in no event after the date on which, except for such cessation of service or termination of status, the option would otherwise expire. Except as hereinabove provided, in the event an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board of Directors but shall have been designated as a Director Emeritus, his option shall continue to be exercisable as though such Director Emeritus continued to serve as an Outside Director.

     (e) In the event that an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board of Directors by reason of disability or he shall become disabled (as such terms are defined in paragraph (g) of this Article 9) while holding the status of Director Emeritus, the remaining unexercised portion of the option may be exercised by the Outside Director or Director Emeritus (notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of disability) at any time within twelve months after such disability but not thereafter, and in no event after the date on which, except for such disability, the option would otherwise expire.

     (f) If an Outside Director to whom an option has been granted under the Plan shall die (i) when he is serving on the Board of Directors or while holding the status of Director Emeritus, or (ii) within three months after cessation of service on the Board of Directors without the status of Director Emeritus or after termination of Director Emeritus status, or (iii) within twelve months after cessation of service on the Board of Directors or after termination of Director Emeritus status by reason of disability, such option may be exercised
(x) in the case of death while serving on the Board of Directors or while holding the status of Director Emeritus, as to all or any part of the remaining unexercised portion of the option, notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of death, or (y) in the case of death after cessation of service on the Board of Directors without the status of Director Emeritus or after termination of Director Emeritus status or death after termination of such service or status by






reason of disability, to the extent that the Outside Director or Director Emeritus was entitled to do so at the date of his death giving effect to the provisions of paragraphs (d) and (e) of this Article 9, in each case by a legatee or legatees of such option under the Outside Director's or Director Emeritus' last will, or by his personal representatives or distributees, at any time within twelve months after his death, but in no event after the date on which, except for such death, the option would otherwise expire.

     (g) For the purpose of this Article 9, "retirement" shall mean retirement no earlier than the normal retirement age pursuant to any pension or retirement plan of the Corporation or a Subsidiary; "disability" or "disabled" shall mean permanent mental or physical disability as determined by the Committee subject to the requirements of Section 22(e)(3) of the Code; and "Director Emeritus" shall mean an honorary title granted by majority vote of the members of the Board of Directors then serving.

     (h) Options granted under the Plan to employees shall not be affected by any change of employment so long as the holder continues to be an employee of the Corporation or a Subsidiary. Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Corporation or a Subsidiary or limit or restrict in any way the right of the Corporation or any Subsidiary to terminate his employment at any time for any reason whatsoever.

10.  Change in Control

     (a) Notwithstanding anything in the Plan to the contrary, upon a Change in Control of the Corporation, all outstanding options granted under the Plan shall become immediately exercisable.

     (b) For purposes of this Section, a Change in Control of the Corporation, shall be deemed to have occurred if:


























     (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any Corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities;

 (ii) during any period of two consecutive years (not including any period prior to the execution of this amendment to the Plan), individuals who at the beginning of such period constitute the Board of Directors of the Corporation (the "Board"), and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the sur-viving entity) more than 70% of the combined voting power of the voting secu-rities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the com-bined voting power of the Corporation's then outstanding securities; or

 (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.





















11.  Adjustment of and Changes in Common Stock

     Notwithstanding any other provisions of the Plan, in the event of a change in the Common Stock by reason of any stock dividend, stock split-up, stock combination, exchange of shares, recapitalization, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation and the like, the aggregate number and kind of shares available under the Plan and the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Board of Directors or the Committee, whose determination shall be conclusive.

12.  Employee's Agreement to Serve.

     Each Employee receiving an option, shall as one of the conditions of receiving such option, and as an inducement to the Corporation to grant such option to him, agree that he will remain in the employ of the Corporation, or a Subsidiary, for a period of at least two years from the date the option is granted to him, and that he will, during such employment, serve the Corporation or such Subsidiary in good faith and use his best efforts at all times to promote its interests. Except as otherwise provided in a written agreement between the Corporation or such Subsidiary and such employee, such employment shall be at the pleasure of the Corporation or such Subsidiary and shall be at such rate of base compensation as the Corporation or such Subsidiary shall determine from time to time. If, during such two-year period, the employee's employment shall be terminated by the Corporation (otherwise than a termination after a change in control of the Corporation as defined in Article 9) or he shall terminate his employment, otherwise than by death, disability, retirement (as these terms are defined in Article 9) or with the consent or approval of the Corporation or such Subsidiary, or shall otherwise violate the provisions of the agreement referred to in this Article 12, the option or options then held by him shall forthwith terminate. The provisions of this Article 12 shall be incorporated in the option agreement to be executed and delivered by the Corporation and the individual to whom an option is to be granted.

13.  Compliance with Securities Laws

     The Committee may, in their discretion, require as a condition to the exercise of any option that the shares reserved for issue upon the exercise of the option shall have been duly listed, upon official notice of issuance, by the New York Stock Exchange or by such other securities exchange upon which such


















shares are then listed, and either that (a) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act (the "Securities Act"), with respect to such shares is effective and current at the time of such exercise or (b) there is an exemption from registration under such Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Corporation to register shares subject to any option under the Securities Act.

     In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

14.  Amendment and Termination

     The Board of Directors may amend, suspend or terminate the Plan or any por-tion thereof at any time but may not without the approval of the Corporation's shareholders make any alteration or amendment thereof which (a) makes any change in the class of eligible participants as described in Article 4 hereof; (b) increases the total number of shares of Common Stock for which options may be granted under the Plan except as provided in Article 11 hereof; (c) extends the term of the Plan or the maximum option period provided under the Plan; (d) decreases the minimum option price provided in Article 5 hereof or (e) materially increases the benefits accruing to participants under the Plan. In addition, no provision of the Plan relating to the amount or exercise price of shares of Common Stock subject to options to be granted under the Plan to Outside Directors or the timing of grants may be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations under either statute (including successor statutes and rules and regulations thereunder).























     Notwithstanding the foregoing, the Board of Directors is expressly authorized to further amend the Plan or any portion thereof and/or to amend or direct the Committee to amend the terms of any option granted under the Plan in order to qualify any previously granted option and/or any subsequently granted option as an Incentive Stock Option under Section 422 of the Code.

15.  Duties of the Corporation

     The Corporation shall at all times during the term of each option reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options at the time outstanding, shall pay all original issue taxes or transfer taxes with respect to the issuance or delivery of shares pursuant to the exercise of such options and all other fees and expenses necessarily incurred by the Corporation in connection therewith, except for required Federal income tax or other withholding amount.

16.  Termination of Plan

     The Plan shall terminate on June 30, 2000. No options may be granted under the Plan after the termination date, although options outstanding on such date shall not be affected by such termination.

17.  Effective Date of Plan and Amendment

     The Plan is subject to approval at the 1990 Annual Meeting of Shareholders of the Corporation by the vote of the holders of a majority of the shares of capital stock of the Corporation entitled to vote at such meeting. If approved, the Plan shall be effective as of August 23, 1990, the date of its adoption by the Board of Directors. Any other provision of the Plan to the contrary notwithstanding, no options granted under the Plan may be exercised until after such shareholder approval, and if such approval is not obtained, such options shall be null and void.

     The Amendments to the Plan approved by the Board on August 18, 1994 (the "Amendments"), are subject to approval by shareholders. If the Amendments are not approved by the shareholders by August 17, 1995, the Amendments shall terminate and the Plan, as it existed immediately before such Amendments, shall continue in full force and effect.













